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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) of the

                         SECURITIES EXCHANGE ACT OF 1934


          Date of Report (Date earliest event reported): July 25, 2001


                         WFS Receivables Corporation
              -----------------------------------------------------
               (Exact name of registrant as specified in charter)


        California                      333-62784               33-0885464
----------------------------           -----------           ------------------
(State or other jurisdiction           (Commission             (IRS employer
    of incorporation)                  file number)          identification no.)


               6655 West Sahara, Las Vegas, Nevada       89146
               --------------------------------------------------
               (Address of principal executive offices)(Zip code)


Registrant's telephone number, including area code: (702) 227-8100


This filing relates to Registration Statement No. 333-62784






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ITEM 5. OTHER EVENTS

     In connection with the proposed offering of WFS Financial 2001-C Owner Trust Auto Receivable Backed Notes, Class A-1, Class A-2, Class A-3 and Class A-4, attached as Exhibit 99.1 are certain structural, collateral and computational materials prepared by WFS Receivables Corporation, registrant, that are required to be filed pursuant to the no-action letter dated May 20, 1994 issued by the staff of the Securities and Exchange Commission (the "SEC") to Kidder, Peabody Acceptance Corporation I, and the no-action letter dated March 9, 1995 issued by the staff of the SEC to the Public Securities Association.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c) Exhibits

     Exhibit 1.1      Form of Underwriting Agreement

     Exhibit 23.2     Consent of PricewaterhouseCoopers LLP

     Exhibit 25.1     Statement of Eligibility of Trustee

     Exhibit 99.1 WFS Financial 2001-C Owner Trust Structural, Collateral and Computational Materials


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       WFS RECEIVABLES CORPORATION


Date: July 26, 2001                    /s/ Mark Olson
                                       ----------------------------------------
                                       Mark Olson, Vice President



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                                INDEX TO EXHIBITS


Exhibit No.                   Description                                Page
-----------                   -----------                                ----
  1.1           Form of Underwriting Agreement

 23.2           Consent of PricewaterhouseCoopers LLP

 25.1           Statement of Eligibility of Trustee

 99.1           WFS Financial 2001-C Owner Trust Structural,
                Collateral and Computational Materials









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